SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2002
                                                         -----------------




                             First Southern Bancorp
                             ----------------------
                            (Exact name of registrant
                          as specified in its charter)




Georgia                         33-66734                          58-2635782
--------------------------------------------------------------------------------
State or other                (Commission                    (I.R.S. Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)




                201 South Main Street, Statesboro, Georgia 30458
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (912) 489-7600
                                                           --------------




                                 Not Applicable
                                -----------------
         (Former name or former address, if changed since last report.)






Item 9.  Regulation FD Disclosure.

         On November 13, 2002, the Chief Executive Officer, F. Thomas David, and the Chief Financial Officer, Charles Robert Fennell, Jr., each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST SOUTHERN BANCORP



                                   By:    /s/ F. Thomas David
                                      ---------------------------------------
                                      Name:    F. Thomas David
                                      Title:   Chief Executive Officer

Dated: November 13, 2002

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.